PROPOSAL

GARRETT CONSTRUCTION CO.                   Page No. 1 of 2 Pages
P.O. BOX 1028
INGLESIDE, TX 78362-1028                   JOB NAME/NO.
(361) 643-7575 OR 776-7575                 CORPUS CHRISTI DAY CRUISES
FAX: 776-3993
                                           LOCATION
                                             EXXON DOCK - HARBOR ISLAND

TO:
  CORPUS CHRISTI DAY CRUISES, LLC
  P.O. BOX 542349
  MERRITT ISLAND, FLA 32953
  ATTN: TIM LEVENSALER                     PHONE                DATE
                                                3212487466       MAY 25, 2000
  "FINAL CONTRACT"                         FAX  3217836836

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We hereby submit specifications and estimates for:

WE PROPOSE TO PROVIDE THE NECESSARY LABOR, EQUIPMENT, MATERIAL AND SUPERVISION TO PERFORM THE FOLLOWING SCOPE OF WORK FOR THE PRICES
INDICATED:
CIVIL WORK: ENTRANCE ROAD AND PARKING LOTS; BASE BID: $299,000.00
                            PERFORMANCE BOND PREMIUM:    6,300.00
                                                      -----------
                                          TOTAL       $305,300.00

          (SEE SCHEDULE OF VALUES)

     (1) MOB & DEMOB EQUIPMENT (INCLUDES BOND PREMIUM)
     (2) STRIP AREA & STOCKPILE NEARBY
     (3) DEMO TWO HOLDING TANKS
     (4) FILL AND GRADE ROADWAY & PARKING LOT AREAS WITH USABLE FILL
         FROM NEARBY BERMS AND/OR SPOIL AREA
     (5) CEMENT STABILIZE ROADWAY & HEAVY DUTY PARKING LOTS @ 10" WITH
         10% CEMENT (DRY WEIGHT OF EXISTING FILL MATERIAL @ 100#/CF) (APPROXIMATELY 11678 SY)
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WE PROPOSE hereby to furnish material and labor-complete in accordance with these specifications, for the sum of:

FIVE HUNDRED FORTY-ONE THOUSAND, SEVEN HUNDRED SEVENTY-SIX
(INCLUDES BOND PREMIUMS)               dollars ($541,776.00)
Payable as follows: BI-WEEKLY PROGRESS PAYMENTS; SALES TAX  FIGURED
ON MATERIAL ONLY; SEE ATTACHED SCHEDULE OF VALUES AND TERMS
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All material is guaranteed to be as specified. All work to be completed in a workmanlike manner according to standard practices. Any alteration or deviation from above specifications involving extra costs will be executed only upon written orders, and will become an extra charge over and above the estimate. All agreements contingent upon strikes, accidents or delays beyond our control. Owner to carry fire, tornado, and other necessary insurance. Our workers are fully covered by Workmen's Compensation Insurance.

Authorized Signature
                    ------------------------------------------------------
NOTE: This proposal may be withdrawn by us if not accepted within 30 days.
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ACCEPTANCE OF PROPOSAL- The prices, specifications and conditions are satisfactory and are hereby accepted. You are authorized to do the work as specified. Payment will be made as outlined above.

Signature                                          Date 5/26/00
         ------------------------------------
Signature                                          Date
         ------------------------------------           ---------------

                                                  Page No. 2 of 2 Pages


                                                  Job Name/No.
                                                  CORPUS CHRISTI DAY CRUISES

     (6) CEMENT STABILIZE LIGHT DUTY PARKING LOT @ 8" WITH 10% CEMENT (APPROXIMATELY 19398 SY)
     (7) INSTALL & BACKFILL APPROXIMATELY 300 LF OF 24" CPP (CORRE-GATED PLASTIC PIPE FROM NE BERM AREA TO EXISTING DITCH)
     (8) PRIME CEMENT STABILIZED AREA WITH MC-30
     (9) TWO-COURSE SURFACE TREATMENT ON ENTRANCE ROADWAY AND PARKING LOTS (APPROXIMATELY 29407 SY)

EXCLUSIONS:
     (1) PERMITS & TESTING
     (2) ALL OTHER ABOVE AND BELOW GROUND OBSTACLES TO BE REMOVED ON
         A TIME & MATERIAL BASIS
     (3) WATER SUPPLY ASSUMED TO BE ON SITE; ANY HOOK-UPS NEEDED WILL BE ON A T&M BASIS; WATER COSTS TO BE BORNE BY OTHERS
     (4) THE POSSIBILITY EXISTS THAT SINCE THE AREA WAS A FORMER EXXON TANK FARM THAT THERE COULD BE HYDROCARBONS, IN THE SOI; WE FOUND OUT THE HARD WAY THAT HYDROCARBONS AND CEMENT STABILIZATION DO NOT MIX; IF INDEED, THERE ARE HYDROCARBONS, I MAY NOT BE ABLE TO WARRANTY THAT PART OF THE WORK.
     (5) THIS PROPOSAL IS CONTINGENT UPON ENGINEER'S APPROVAL

TERMINAL BUILDING: BASE BID:                            $231,276.00
                   PERFORMANCE BOND PREMIUM:               5,200.00
                                                       ------------
                   TOTAL                                $236,476.00

SEE ST. CLAIR STEEL STRUCTURES, INC. PROPOSAL AND PAYMENT TERMS